SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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Senetek PLC

(Name of Registrant as Specified In Its Charter)

Registrant

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL GENERAL MEETING

SENETEK PLC

(the “Company”)

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of the Company will be held on Friday, August 8, 2003 at the San Francisco Downtown Marriott Hotel, 55 Fourth Street, San Francisco, California at 10:00 a.m. Pacific Daylight Time, for the purpose of considering and, if thought fit, passing the following resolutions:

ORDINARY BUSINESS

1.	To re-elect George Fellows as a Director;

2.	To re-elect Kevin J. McCarthy as a Director;

3.	To re-elect Uwe Thieme as a Director;

4.	To re-elect Anthony Williams as a Director;

5.	To receive the Company’s annual accounts for the financial year ended December 31, 2002 together with the last directors’ report and auditors’ report on those accounts, and to approve the last directors’ remuneration report;

6.	To appoint Messrs. BDO Seidman, LLP and BDO Stoy Hayward as the Company’s independent auditors at a remuneration determined by the directors; and

7.	To transact such other ordinary business of an Annual General Meeting as may properly be raised.

SPECIAL BUSINESS

8.	Ordinary Resolution

To amend Clause 3 of the Company’s No. 1 Executive Share Option Scheme for Employees (the “No. 1 Plan”) to clarify that the limit of 6,000,000 Ordinary shares in respect of which options may be granted under the No. 1 Plan is determined by adding the number of Ordinary shares issuable upon exercise of options outstanding at the relevant time under the No. 1 Plan to the number of shares previously issued upon exercise of options granted under the No. 1 Plan.

9.	Ordinary Resolution

To amend Clause 3 of the Company’s No. 2 Executive Share Option Scheme for non Executive Directors and Consultants (the “No. 2 Plan”) to clarify that the limit of 4,000,000 Ordinary shares in respect of which options may be granted under the No. 2 Plan is determined by adding the number of Ordinary shares issuable upon exercise of options outstanding at the relevant time under the No. 2 Plan to the number of shares previously issued upon exercise of options granted under No. 2 Plan.

10.	Ordinary Resolution

To confirm that all grants of options previously made under the No. 1 Plan and the No. 2 Plan (collectively, the “Plans”) shall be deemed to have been made in accordance with the rules of such Plans as amended in accordance with the respective resolutions 8 and 9 above.

11.	Special Resolution

THAT the Articles of Association of the Company be amended by deleting the first sentence of Article 83 and substituting it with the following:

“Each Director shall be paid out of the funds of the Company by way of fees for his services a sum not exceeding pounds sterling 10,000 per annum.”

By Order of the Board of Directors

STEWART SLADE

Stewart Slade

Secretary

The Company’s principal executive offices are located at 620 Airpark Road, Napa, California 94558 and the telephone number at that address is (707) 226-3900. The registered office of Senetek PLC is at 3 Howard Road, Eaton Socon, St. Neots, Cambridgeshire, PE19 3ET, England.

A holder of Ordinary shares of the Company entitled to attend and vote at the meeting may appoint a proxy to attend and, on a poll, to vote in his or her stead. A proxy need not be a holder of Ordinary shares.

July    , 2003

SENETEK PLC

3 Howard Road, Eaton Socon

St. Neots, Cambridgeshire, PE19 3ET

United Kingdom

Tel: 44-1480-474-764 Fax: 44-1480-474-765

Proxy Statement

Annual General Meeting of Shareholders

This Proxy Statement is furnished to the shareholders of Senetek PLC, a public limited company registered in England (“Senetek” or the “Company”), in connection with the solicitation by the board of directors of the Company (the “Board of Directors” or the “Board”) of proxies to be voted at the Annual General Meeting of Shareholders and at any and all adjournments or postponements of such meeting, to be held at the San Francisco Downtown Marriott Hotel, 55 Fourth Street, San Francisco, California at 10:00 a.m. Pacific Daylight Time for the purpose of considering and, if thought fit, passing the resolutions specified in the Notice of Meeting (the “Annual Meeting”). The Company anticipates mailing this Proxy Statement to its shareholders on or about July 11, 2002.

Record Date and Voting

At the close of business on July 2, 2003 (the “record date”), the Company had outstanding              Ordinary shares, nominal value 5p (the “Ordinary shares”), of which              were held in the name of The Bank of New York as depositary (the “Depositary”), which issues Company-sponsored American Depositary Receipts (“ADRs”) evidencing American Depositary Shares which, in turn, each represent one Ordinary share. Holders of record of ADRs at the close of business on the record date are entitled to vote at the Annual Meeting.

Each registered holder of Ordinary shares present in person at the Annual Meeting is entitled to one vote on a show of hands. Each registered holder of Ordinary shares present in person or by proxy at the Annual Meeting shall, upon a poll, have one vote for each Ordinary share held by such holder.

Proxy voting cards from registered holders of Ordinary shares must be received not less than forty-eight hours before the time for holding the Annual Meeting. Proxies duly executed by registered holders of Ordinary shares will be voted in accordance with the instructions given or, if no instruction is given, will be voted in accordance with the recommendations of the Board of Directors described herein on each proposal set forth in the Notice of Annual General Meeting and in the discretion of the proxies on any other proposals properly brought before the Annual Meeting. Delivery of a proxy shall not preclude a holder of Ordinary shares from revoking such proxy by delivery of a later dated proxy or from attending and voting at the Annual Meeting or any adjournment thereof.

A Deposit Agreement exists between The Bank of New York and the holders of ADRs pursuant to which registered holders of ADRs as of the record date are entitled to instruct the Depositary as to the exercise of voting rights pertaining to the Ordinary shares so represented. The Depositary has agreed that it will endeavor, insofar as practicable, to vote (in person or by delivery to the Company of a proxy) the Ordinary shares registered in its name in accordance with the instructions of the ADR holders. In the event that the instruction card is executed but does not indicate by marking a vote “FOR”, “AGAINST” or “ABSTAIN”, the Depositary will not vote the Ordinary shares represented by the instruction card. Instructions from the ADR holders should be sent to the Depositary so that the instructions are received by no later than the close of business on August 1, 2003. Any holder of ADRs giving instructions to the Depositary has the power to revoke the instructions by delivery of notice to the Depositary at The Bank of New York, 101 Barclay Street, 22nd Floor West, New York, NY 10286 at any time so that the Depositary receives, by no later than the close of business on August 5, 2003 duly executed instructions bearing a later date or time than the date or time of the instructions being revoked.

A minimum of two holders of Ordinary shares or their proxy must be present at the Meeting to constitute a quorum for the transaction of business.

In addition to solicitation by mail, solicitation of proxies and of instructions from holders of Ordinary shares and ADRs may be made by Directors and by officers and other employees of the Company by personal interview, telephone, telefax or telegraph, without additional remuneration. The cost of the solicitation of proxies and instructions, including the mailing of proxy materials, will be borne by the Company.

Shareholder Proposals

The Company will, in future proxy statements, include shareholder proposals complying with the applicable rules of the United States Securities and Exchange Commission and any applicable English or U.S. state laws. In order for a proposal by a shareholder so complying to be included in the proxy statement relating to the Annual General Meeting of shareholders to be held in 2004, that proposal must be received in writing by the Secretary of the Company at the Company’s principal executive office no later than March 13, 2004.

PROPOSALS ONE, TWO, THREE AND FOUR

ELECTION OF DIRECTORS

The Company currently has seven directors (the “Directors”).

The Articles of Association of the Company provide that one-third of the Directors (not including those appointed by the Board of Directors since the last Annual Meeting), or if their number is not three or a multiple of three, then the number nearest to but not exceeding one-third, shall retire at the dissolution of the Annual Meeting based on the length of time in office as calculated from each Director’s last election or appointment. As between two or more Directors who have been in office an equal length of time, the Director to retire shall, absent an agreement between them, be determined by means of a lottery. Any Director who has been appointed since the last Annual General Meeting is also required to retire. A retiring Director is eligible for re-election.

At the Annual Meeting, Dr. Uwe Thieme retires by rotation and is nominated by the Board for re-election. Directors George Fellows, Kevin J. McCarthy and Anthony Williams were appointed by the Board of Directors subsequent to the last Annual General Meeting and so stand for re-election at the Annual Meeting.

Vote Required

Adoption of Proposals One, Two, Three and Four to re-elect George Fellows, Kevin J. McCarthy, Uwe Thieme and Anthony Williams, respectively, as Directors each requires the affirmative vote of a majority of the holders of Ordinary shares voting in person at the Annual Meeting or, if a poll is taken, the holders of a majority of the Ordinary shares voting in person or by proxy at the Annual Meeting.

Board of Directors Recommendations

The Board of Directors recommends that the Shareholders vote “FOR” the re-election of each of George Fellows, Kevin J. McCarthy, Uwe Thieme and Anthony Williams to serve as Directors of the Company.

The following table indicates certain information concerning George Fellows, Kevin J. McCarthy, Uwe Thieme, Anthony Williams and the continuing Directors.

Name	Position with Company	Director Since	Age
Frank James Massino	Chairman of the Board of Directors and Chief Executive Officer	1998	55
George Fellows	Director	2003	[	]
Kevin J. McCarthy	Director	2003	43
Franklin Pass	Director	2002	66
Uwe Thieme	Director	1998	62
Andreas Tobler	Director, Chief Operating Officer and Managing Director, Europe	1998	52
Anthony Williams	Director	2003	57

NOMINEES

George Fellows was appointed a Director in June 2003. From October 2002 to the present, Mr. Fellows has been President and Chief Executive Officer of GF Consulting, New York City, engaged in providing marketing and creative advisory services to the consumer products industry, and from January 2001 through October 2002 Mr. Fellows was Senior Advisor to JPMorgan Partners, a private equity investment firm in New York City, engaged in identifying potential acquisition candidates in the consumer products field. From December 1999 to January 2001, Mr. Fellows was a private investor. From February 1993 through December 1999, Mr. Fellows was, successively, President, Revlon U.S.A., Chief Operating Officer, and President and Chief Executive Officer of Revlon, Inc., New York City, a global beauty products manufacturer and marketer, and prior to that held senior executive positions with The Mennen Company, a personal care products manufacturing and marketing company in Morristown, New Jersey and International Playtex, Inc., a personal care products manufacturing and marketing company in New York City. Mr. Fellows is a Director of VF Corporation, a company listed on the Nasdaq stock market, and has been a Director and member of the Executive Committee of the National Association of Chair Drug Stores and of The Cosmetics, Toiletries and Fragrances Association. Mr. Fellows received a B.S. degree with honors City College of the City of New York and an M.B.A. with honors from Columbia Business School, and matriculated from the Harvard Advanced Management Program.

Kevin J. McCarthy was appointed a Director in February 2003. Mr. McCarthy is President of Scorpion Holdings Inc., a company involved in private equity investing and investment advisory services, including sourcing, structuring, executing and monitoring portfolio investments. He has held the position since 1995. From 1993 until 1995, Mr. McCarthy served as Senior Vice President and Chief Financial Officer of Rosecliff Inc., an investment company based in New York. Previously, Mr. McCarthy served 10 years with Ernst & Young, a certified public accounting firm, in Boston, San Jose and New York, becoming a partner in the Mergers and Acquisitions group in 1993. Mr. McCarthy sits on the Boards of the following private companies: San Francisco Toymakers, Inc., WalkAbout Computers Inc., Pac Pizza LLC and American Staffing LLC.

Dr. Uwe Thieme was appointed a Director in April 1998. He qualified as a Doctor of Medicine at the University of Gottingen in 1968 and became a Board Certified Radiologist in 1975. He currently practices as a senior partner in a private radiology practice and is a Board Member of the German Radiology Association (“GRA”) and the German Radiology Science Association (“GRSA”). He is a member of the management advisory committee for the GRSA’s 8.1 billion Deutsche Mark pension fund. Until recently he has held the positions of Deputy Mayor of the City of Goslar and Deputy Governor of the County of Goslar, Germany. Since November, 2001 Dr. Thieme has served as the President of the City Council of Goslar, Germany.

Anthony Williams was appointed a Director in February 2003. Mr. Williams is a Corporate Partner at Coudert Brothers, a law firm, and specializes in mergers and acquisitions. During his 30 years at Coudert Brothers, Mr. Williams has served as Chairman of the Executive Committee and as Administrative Partner, responsible for worldwide operations. He is a graduate of Harvard University and New York University School of Law. He has been admitted to the Bars of the United States Supreme Court, the State of New York and the State of California. Mr. Williams sits on the Boards of the following private companies and organizations: RAG American Coal Holdings, Inc., DBT America Inc., Coudert Brothers, Trautman Wasserman & Company Inc., IE Holdings, Ltd., Brook Capital Corporation, Plymouth Holdings Limited, River Ventures, Inc., Fenn Wright & Manson and the German American Chamber of Commerce.

CONTINUING DIRECTORS

Mr. Massino became Chief Executive Officer of Senetek in November 1998, and became Chairman of the Board of Directors in 1999. Prior to that, Mr. Massino served as President of Carme Cosmeceutical Sciences, Inc., a wholly-owned subsidiary of Senetek, from 1997 through 1998. Prior to that he held executive management positions at Ortho Pharmaceutical, including Director of Business Development and New Products. While at Ortho, Mr. Massino was involved in the development of Renova®. As Product Director of Marketing and Division Sales Manager at Glaxo Inc., he repositioned a mature line of corticosteroids into a $60 million psoriasis business, successfully launched two new ethical pharmaceutical products and championed the internal development of two critically important product line extensions. Mr. Massino holds a degree in Finance and Chemistry from the University of Illinois and is a graduate of the Marketing Management Program of the Columbia Executive Program at Columbia University and the Management of Managers Program of the Graduate School of Business Administration at the University of Michigan. Mr. Massino is highly experienced in drug delivery technology and holds a patent on a drug delivery device. He is an active member of the Licensing Executives Society.

Andreas O. Tobler was appointed a Director in November 1998 and since October 2002 has served as Chief Operating Officer and Managing Director, Europe, of Senetek. Mr. Tobler is a Principal of Technology Brain Source GmbH, a Swiss-based financial and technology advisory company. He is also Chairman of Online Capital Group, Inc., a US/Swiss-based financial services company. From 2000 to January 2002, Mr. Tobler acted as CEO of Mediphore-Biotechnologie AG, an Austria-based biotechnology company. Previously Mr. Tobler was Interim Chief Executive Officer of Sector Communications, Inc., a telecommunications and software company (1998-1999), and held senior positions at Cornerstone Financial Corporation, New York (1996-1998) and Nextgen Communications Corp. (1991-1996). Mr. Tobler’s past experience also includes serving as Managing Partner, Royal Trust Bank (Switzerland), Zurich (1988-1991); Vice President and Head of Corporate Finance Citibank, Zurich (1987-1988); and Vice President and Head of Capital Markets, Credit Suisse, New York (1982-1987). Mr. Tobler has a law degree from the University of Zurich and a Master’s degree from New York University.

Dr. Franklin Pass was appointed a Director in February 2002. Currently, he is Vice Chairman of Antares Pharma, Inc. (formerly known as Mediject Corporation), which develops and markets pharmaceutical delivery systems, and is a Managing Director of Cherry Tree Development LLC, a Minnesota-based investment banking group. Previously, Dr. Pass was Chairman and CEO of Mediject Corporation, (1993-2000), BioSeeds International, Ltd., a biotechnology company (1988-1990) and Molecular Genetics, Inc. a biotechnology company that he co-founded (1979-1986). From 1990 to 1993, and from 1986 to 1988, Dr. Pass was a consultant. He has served as Director of the American Academy of Dermatology, Director of Dermatology at the Albert Einstein College of Medicine, and Clinical Professor at the University of Minnesota, Department of Dermatology. He received his medical degree from the University of Minnesota, School of Medicine.

Board Meetings, Committees and Compensation

The Board of Directors met nine times during 2002. Each Director attended 75% or more of the total number of meetings of the Board of Directors and the committees of the Board of Directors on which he served.

The Board of Directors has a Compensation Committee, an Audit Committee and a Corporate Governance Committee. The Board of Directors does not have a nominating committee as proposed nominees for the Board of Directors are reviewed by all members of the Board of Directors.

In June 2003, the Board of Directors adopted resolutions creating a Corporate Governance Committee, to be initially comprised of Messrs. Fellows and McCarthy. The resolutions require that the Committee recommend Committee assignments to the Board of Directors for consideration.

During 2002, the Compensation Committee consisted initially of Andreas Tobler (Chairman), Steven Georgiev and Dr. Uwe Thieme. Messrs. Tobler and Georgiev were replaced on the Committee by Dr. Pass and Mr. Nichols, a former Director. Upon resignation from the Board of Directors, Mr. Nichols was replaced on the Committee by Mr. Williams. Upon Mr. McCarthy’s election to the Board, Mr. Williams was replaced on the Committee by Mr. McCarthy. Upon Mr. Fellows’ election to the Board, Dr. Pass was replaced on the Committee by Mr. Fellows. In June 2003, Dr. Thieme was replaced on the Committee by Mr. Williams. The Compensation Committee currently consists of Messrs. Williams (Chairman), Fellows and McCarthy. The Compensation Committee reviews and fixes the salary and other compensation of the Chief Executive Officer and the other executive officers of the Company, including administering the Company’s share option plans. The Compensation Committee met two times during 2002.

During 2002, the Audit Committee consisted initially of Mr. Tobler (Chairman), Dr. Pass and Dr. Thieme. Upon Mr. Fellows’ election to the Board, Dr. Pass was replaced on the Committee by Mr. Fellows. Mr. Tobler was replaced on the Committee by Mr. Nichols, a former director. Upon resignation from the Board of Directors, Mr. Nichols was replaced on the Committee by Mr. Williams. Upon Mr. McCarthy’s election to the Board, Dr. Thieme was replaced on the Committee by Mr. McCarthy. In June 2003, Mr. Williams was replaced on the Committee by Dr. Thieme. The Audit Committee currently consists of Messrs. McCarthy (Chairman) and Fellows and Dr. Thieme. The duties of the Audit Committee consist, among other things, of assessing the Company’s financial reporting process and internal controls, reviewing the independence of the Company’s certified public accountants, and monitoring lines of communication between directors, financial management and the independent accountants. The Audit Committee met four times during 2002.

From February through May 2002, the Company paid each of its non-employee Directors or his designee a fee of $10,000 per month for participation in a special task force formed to execute strategic programs identified by the Board as critical to the Company’s success. In addition, from time to time during 2002 the Company retained certain non-employee Directors to provide consulting services in their areas of expertise on a per diem or periodic fee basis. Other than such special arrangements, during 2002 Directors did not receive cash fees for serving as Directors or Committee members, but did receive grants of options to purchase Ordinary shares under the Company’s share option plan for non-employee Directors and consultants. Commencing January 2003, non-employee Directors are to receive a quarterly $2,500 cash stipend. All members of the Board of Directors are reimbursed for out-of-pocket expenses incurred in their capacity as members of the Board of Directors.

The Company maintains plans for grants of options to purchase Ordinary shares to employees, including employee Directors, and to non-employee Directors and consultants, as described under “—Stock Option Plans” below. During 2002, certain Directors received stock options for a combination of Board of Directors services and consulting services. Total option grants were: Mr. Tobler, 225,000 shares, Mr. Nichols (a former Director), 150,000 shares, Mr. Georgiev (a former Director), 225,000 shares, and Dr. Pass, 150,000 shares.

Executive Officers

Brad Holsworth became Chief Financial Officer of Senetek on March 1, 2003. Previously, from 2000 to February 2003, Mr. Holsworth was Chief Financial Officer for WideOrbit Inc. and Prescient Capital LLC, related companies in the media software licensing and money management businesses, with full responsibility for accounting, finance, tax, and administration. From 1999 to 2000, Mr. Holsworth served as Principal for Finance and Accounting of Banc of America Securities, an investment bank, where he was responsible for budgeting and forecasting for 10 business units and managed business line profitability methodologies. From 1982 to 1999, Mr. Holsworth worked in public accounting, the last 4 years as a partner at BDO Seidman LLP, where he was involved with audits, Securities and Exchange Commission compliance and reporting, mergers and acquisitions, advisory services and tax planning. Mr. Holsworth serves as a Director and member of the Audit Committee of U.S. Home and Garden, a NASDAQ traded company, and is also a Director of WideOrbit, Inc. Mr. Holsworth holds a B.S. in Accounting from the University of Santa Clara and is a member in good standing with the American Institute of Certified Public Accountants and the California Society of CPAs.

Wade H. Nichols has served as Executive Vice President, Corporate Development, and General Counsel of the Company since April 2003, and prior to that was a non-employee Director of the Company from February 2002. Prior to that, Mr. Nichols was employed by Revlon, Inc., a global beauty products manufacturer and marketer, retiring from that company as Executive Vice President and Chief Administrative Officer in 2001. During his 23 year career at Revlon, Mr. Nichols oversaw the acquisition of major cosmetic and pharmaceutical and medical diagnostic businesses and was involved in a broad range of strategic initiatives in the legal, finance, organization, licensing and electronic commerce fields. Mr. Nichols is an attorney. He received a B.A. degree with honors from Yale College and an LL.B. degree with honors from Columbia Law School.

Stewart Slade is Vice President for European Operations and Company Secretary. Mr. Slade has been with Senetek since 1997, having served as a financial consultant (October 1997 to May 1998), Chief Accountant (April 1998 to June 1998), Chief Financial Officer (July 1998 to January 2000), Company Secretary (February 1999 to present), Acting Principal Financial Officer (January 2000 to December 2002) and Vice President for European Operations (January 2000 to present). Prior to joining Senetek, Mr. Slade was the Financial Director of European Operations at DiverseyLever Limited, a business unit of Unilever, a personal care products manufacturing and marketing company, between 1991 and 1997. [From 1986 until 1991 he was Financial Director of DuBois Chemicals Limited, a subsidiary of Chemed Corporation, a holding company owning interests in companies in the specialty chemicals, cleaning supplies and janitorial services industries. Prior to Chemed Mr. Slade served with Colgate Palmolive, a personal care products manufacturing and marketing company, for six years, including the position of Financial Controller for the Eastern Caribbean region. Prior to Colgate Palmolive he was an auditor with Coopers & Lybrand in London. Earlier in his career Mr. Slade was in research and development as a biochemist with the Smith Kline Corporation.] Mr. Slade holds a Bachelor of Science degree in Chemistry from the University of Leeds and is a member of the Institute of Chartered Accountants in England and Wales.

Security Ownership

The following table sets forth certain information regarding the beneficial ownership of Senetek’s outstanding Ordinary shares as of June 15, 2003 by (i) each of the Company’s Directors who beneficially owns such shares; (ii) the Company’s Chief Executive Officer; (iii) the Company’s other executive officers; and (iv) all executive officers and Directors of Senetek as a group. No person is believed by Senetek to own beneficially more than 5% of the Company’s outstanding Ordinary shares. Except as indicated by the notes to the following table, the holders listed below have sole voting power and investment power over the shares beneficially held by them. The address of each of the Company’s Directors and executive officers is that of Senetek.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage of Class (1)
Frank J. Massino	2,541,300	(2)	4.1%
Uwe Thieme	280,200	(2)	*
Andreas Tobler	845,200	(2)	1.4%
Stewart Slade	176,500	(2)	*
Franklin Pass	150,000	(2)	*
Wade Nichols	180,000	(2)	*
Kevin McCarthy	44,600	(3)	*
Anthony Williams	50,600		*
Bradley D. Holsworth	1,000		*
All Directors and Executive Officers a a group (9 persons)	4,269,400		6.7%

*	Less than one percent
(1)

For purposes of this table, a person or a group of persons is deemed to have “beneficial ownership” as of a given date of any shares which that person has the right to acquire within 60 days after that date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any shares which that person or persons has the right to acquire within 60 days after that date are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Includes the following number of shares issuable upon exercise of options or warrants that are currently exercisable or will become exercisable within 60 days of June 15, 2003: Mr. Massino: 2,475,000; Dr. Thieme: 280,000; Mr. Tobler: 845,000; Mr. Slade: 172,500; Dr. Pass: 150,000; Mr. Nichols: 150,000.
(3)	Includes 6,000 Ordinary shares held as custodian for a minor. Excludes 341,747 shares held by Scorpion Holdings, Inc., issued in respect of investment banking services rendered during 2001, and warrants to purchase 7,527,618 Ordinary shares held by entities or individuals for which Scorpion Holdings acts as an investment advisor.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Under Section 16(a) of the United States Securities Exchange Act of 1934, Senetek’s Directors, executive officers and any persons holding more than 10% of our equity securities are required to report their ownership of equity securities and any changes in their ownership, on a timely basis, to the SEC. To the Company’s knowledge, based solely on materials provided and representation made to us, for the fiscal year ended December 31, 2002, all reports required by Section 16(a) were filed on a timely basis.

Certain Relationships and Related Transactions

On June 16, 2003, the Company entered into an agreement with Cherry Tree Development, LLC (“CTD”), an affiliate of Cherry Tree Securities, of which Dr. Pass is a Managing Director. Pursuant to this agreement CTD was retained as the Company’s financial advisor in connection with the possible sale or licensing of the Company’s patented Invicorp® erectile dysfunction product and Reliaject autoinjector to a specified company. Under the terms of the agreement, CTD is paid a retainer of $12,000 per month plus expenses and would be entitled to a fee equal to 8% of all consideration received by the Company at the time of sale or licensing, milestone payments and developmental payments less monthly fees paid. In addition, CTD provided investment banking services to the Company from April 2002 to June 2002, for which it received $30,000 in fees.

During 2002, Mr. Nichols, an officer and former Director of the Company, performed consulting services for the Company, for which he was paid $105,000. Between January and April 2003, Mr. Nichols furnished consulting services to the Company, for which he was paid $45,000.

During 2002, the Company retained Coudert Brothers to perform legal services for the Company. To date, the legal services performed by Coudert Brothers have been de minimis. Mr. Williams is a partner at Coudert Brothers.

See also “Executive Compensation—Employment Contracts” for a description of certain relationships.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning the compensation of the Chief Executive Officer and the two other most highly compensated executive officers of the Company.

	Fiscal Year	Annual Compensation				Long-Term Compensation	All Other Compensation
Name and Principal Position		Salary		Bonus		Options (1)
Frank Massino	2002	$290,000	(2)	—		900,000	$65,248	(3)
Chairman and Chief Executive	2001	250,000		$50,000		—	12,000	(4)
Officer	2000	250,000		50,000	(7)	1,250,000	76,963	(5)
Stewart Slade	2002	$116,580		—		50,000	$8,250	(3)
Vice President European Operations Acting Principal Financial Officer and Company Secretary	2001 2000	116,580 116,580		— —		— 110,000	8,250 8,250	(3) (3)
Andreas Tobler	2002	$49,500		—		—	$141,000	(6)
Chief Operating Officer	2001	—		—		—	—
and Managing Director—Europe	2000	—		—		—	—

(1)	Options entitle the grantee to purchase Ordinary shares from Senetek. There is no public trading market for our Ordinary shares, although there is a trading market in the United States for Ordinary shares represented by American Depositary shares. Any subsequent conversion from Ordinary shares into American Depositary shares, evidenced by American Depositary Receipts, entails the grantee paying UK Inland Stamp Duty Reserve Tax at 1.5% on the deemed market value or, in certain cases, on the exercise price, of the shares so converted, and a present fee of either $0.03 or $0.02 per Ordinary share converted into an ADR, to The Bank of New York, the U.S. Depositary for such conversion.
(2)	Board approved a 10% base salary increase on December 20, 2002. Board approved salary increase to $290,000 on February 20, 2002.
(3)	Represents payment of car allowance, car expense reimbursement and payment for accrued but unused vacation.
(4)	Represents payment of car allowance.
(5)	Represents payment for accrued but unused vacation and car allowance of $1,000 per month.
(6)	Payment for consulting services for the period January 1, 2002 to September 30, 2002 plus $500 per month car allowance commenced October 2002.
(7)	Includes bonus for services rendered in 2000 approved and expensed in June 2001.

Employment Contracts

The Company has an employment agreement dated November 1, 1998 with Mr. Massino, as amended effective June 30, 2000, October 31, 2002 and January 1, 2003. The agreement and amendments, which were approved by the Compensation Committee, provide for a perpetual three-year term and an annual salary of $319,000 per annum. The contract also provides for an automobile allowance of $1,000 per month and reimbursement of related automobile operating expenses. Under the agreement, Mr. Massino is entitled to an annual bonus, to be determined by the Compensation Committee, and is eligible to participate in the Company’s management bonus plan, if any. Additionally, the agreement provides for up to three years of additional compensation upon consummation of certain changes of control (as defined below) and terminations of employment.

The Company has an employment agreement with Mr. Tobler with an effective term commencing October 1, 2002 and ending October 1, 2005. The agreement provides for salary of $198,000 per annum and an automobile allowance of $500 per month. Under the agreement, Mr. Tobler is eligible to participate in the

Company’s management bonus plan, if any, and management is required to recommend that Mr. Tobler be issued options to purchase 200,000 shares under the No. 1 Plan. Additionally, the agreement provides for up to three years of additional compensation if Mr. Tobler is terminated within 12 months following a change of control (as defined below) that meets certain criteria.

The Company has an employment agreement with Mr. Holsworth with an effective term commencing March 3, 2003 and ending April 30, 2005. The agreement provides for salary of $185,000 per annum and an automobile allowance of $500 per month. Under the agreement, Mr. Holsworth is eligible to participate in the Company’s management bonus plan, if any, and management is required to recommend that Mr. Holsworth be issued options to purchase 175,000 shares under the No. 1 Plan. Additionally, the agreement provides for up to three years of additional compensation if Mr. Holsworth is terminated within 12 months following a change of control (as defined below) that meets certain criteria.

The Company has an employment agreement with Mr. Nichols with an effective term commencing April 1, 2003 and ending March 30, 2005. The agreement provides for salary of $243,000 per annum and an automobile allowance of $600 per month. Under the agreement, Mr. Nichols is eligible to participate in the Company’s management bonus plan, if any, and management is required to recommend that Mr. Nichols be issued options to purchase 150,000 shares under the No. 1 Plan. Additionally, the agreement provides for up to three years of additional compensation if Mr. Nichols is terminated within 12 months following a change of control (as defined below) that meets certain criteria.

For purposes of the employment agreement with Mr. Massino, a “change of control” would include, among other events set forth in that agreement, (i) a sale, lease or transfer of all or substantially all of the Company’s assets; (ii) the adoption by the stockholders of the Company of a plan relating to the liquidation or dissolution of the Company; (iii) a merger or consolidation of the Company or any subsidiary thereof, following which stockholders of the Company immediately prior to such event hold less than 50% of the voting power of the surviving or resulting corporation; (iv) an acquisition by an individual or group of more than 50% of the voting securities of the Company; and (v) a change in the Board of Directors that results in less than a majority of the board being comprised of directors that have served on the Board of Directors for at least 12 months, or who were approved by a majority of the Board at the time of their election or appointment.

For purposes of the employment agreements with Messrs. Tobler, Holsworth and Nichols a “change of control” would include, among other events set forth in such agreements, (i) a reorganization, merger or consolidation of the Company, a sale of all or substantially all of the Company’s assets, or the adoption by the stockholders of the Company of any plan relating to the liquidation or dissolution of the Company in connection with any such other transaction, following which stockholders of the Company immediately prior to such event hold less than 50% of the voting power of the surviving or resulting corporation; (ii) an acquisition by an individual or group acting in concert of a controlling bloc of the voting securities of the Company; and (iii) a change in the Board of Directors that results in less than a majority of the board being comprised of directors that have served on the Board of Directors for at least 12 months, or who were elected or nominated by a majority of directors that had so served.

Stock Option Plans

The Company maintains two stock option plans pursuant to which options to purchase Ordinary shares may be granted by the Board of Directors. The No. 1 Plan relates to the grant of options to executives, including employee Directors, and the No. 2 Plan relates to the grant of options to non-employee Directors and consultants. Under the No. 1 Plan, stock options vest at the rate of 25% on the first through the fourth anniversaries of the date of grant while under the No. 2 Plan options become fully vested on the first anniversary of the date of grant. In all other respects the terms of grants under the plans are identical, and under both plans, the exercise price of these options may not be less than the fair market value of an American Depositary share on the date of grant.

The following table sets forth information with respect to the options granted in 2002 to the persons named in the Summary Compensation Table.

OPTION GRANTS IN LAST FULL FISCAL YEAR

	Number of Securities Underlying Options Granted	Percentage of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price	Option Term Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Individual Grants in 2002
Name					5%	10%
F. Massino	600,000	54.8%	$1.00	1/11/2009	$244,260	$569,230
F. Massino	300,000	27.4%	$0.55	12/18/2009	$67,172	$156,538
A. Tobler (1)	225,000	—	$1.00	1/11/2009	$91,598	$213,462
S. Slade	50,000	4.6%	$1.00	1/11/2009	$20,355	$47,436

(1)	Andreas Tobler performed consulting services for the Company during 2002, and was granted 225,000 options under the No. 2 Plan for non-executive directors and consultants. As a result, such options are excluded from the calculation of options granted to employees during the fiscal year ended December 31, 2002.

Aggregated Option Exercise During 2002 And Fiscal Year-end Option Values

	Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End 2002		Value of Unexercised In-the-Money Option at Fiscal Year-End 2002
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
F. Massino	—	—	2,025,000	1,600,000	—	—
S. Slade	—	—	132,500	117,500	—	—
A. Tobler	—	—	620,000	—	—	—

REPORT OF THE COMPENSATION COMMITTEE

ON EXECUTIVE COMPENSATION

The Company’s compensation policy is administered by the Compensation Committee, currently comprised of Messrs. Williams, Fellows and McCarthy, none of whom is a present or former employee of the Company and all of whom, as of the most recent meeting of the Compensation Committee, were “independent” directors within the meaning of the listing standards of the Nasdaq Stock Market.

Currently the Company and its subsidiaries have 13 employees, including two employees permanently based at the Company’s offices in the United Kingdom, and Mr. Tobler, who is based principally in the United Kingdom. The Company’s compensation program is designed to complement the Company’s short and long term business strategy by attracting and retaining key executives critical to the Company’s success and establishing appropriate incentives for such executives, including the Company’s Chief Executive Officer, to build the Company’s business and enhance the Company’s profitability. To achieve this, the Compensation Committee intends to develop a compensation program at a level roughly in the second quartile of compensation paid by companies in businesses similar to the Company’s with which the Company must compete for executive talent, including a cash and equity incentive compensation program that will motivate continual improvement in the Company’s financial and business results.

Given its personnel structure and the Company’s formative stage of development, it had not, in the past, been practicable for the Company to set up a detailed and integrated compensation philosophy for its executives, nor to specify levels of seniority, areas of responsibility, performance criteria and profitability-related awards.

Typically, executives, including the Company’s Chief Executive Officer, have been awarded fixed term employment agreements. In order to assure continuity of senior management, however, the Compensation Committee approved an amendment to Mr. Massino’s employment agreement when it was amended in late 2002 to provide for a perpetual three-year term. The Company’s current executive employment agreements provide for consideration by the Compensation Committee of discretionary cash bonuses but have no provisions assuring any bonus or any increases in fixed compensation during the terms of the agreements. No bonus was paid to any executive officers, including Mr. Massino, in or with respect to 2002.

ANTHONY WILLIAMS

GEORGE FELLOWS

KEVIN J. McCARTHY

Members of the Compensation Committee

July     , 2003

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Company’s Board of Directors is currently comprised of Messrs. McCarthy and Fellows and Dr. Thieme, none of whom is a present or former employee of the Company and all of whom as of the most recent meeting of the Committee, were “independent” within the meaning of the rules of the listing standards of the Nasdaq Stock Market. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company’s financial statements as well as the Company’s financial reporting process, principles and internal controls. The independent auditors are responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2002 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from the Company. The Audit Committee has also considered whether the independent auditors’ provision of non-audit services to the Company is compatible with maintaining the auditors’ independence.

Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

KEVIN J. McCARTHY

GEORGE FELLOWS

UWE THIEME

Members of the Audit Committee

July     , 2002

PROPOSAL FIVE

ACCOUNTS AND REPORTS

The Board of Directors wishes to obtain from the shareholders their approval to receive the Company’s annual accounts for the financial year ended December 31, 2002 together with the last Directors’ report and Auditors’ report on those accounts, and to approve the last Directors’ remuneration report.

The Directors Remuneration Report Regulations (the “Regulations”) came into force in August 2002 and apply to companies incorporated in England whose equity capital is quoted on certain recognised stock exchanges including the Nasdaq Stock Market. The Regulations require the Company to prepare a directors’ remuneration report. The report is approved by the Board of Directors and contains details of individual Directors’ remuneration packages and justification of any compensation packages given in the preceding year. It also sets out details of the Board’s consideration of Directors’ remuneration, the membership of the remuneration committee and a statement of the Company’s future policy on Directors’ pay as well as a Company performance graph. Certain parts of the report are auditable by the Auditors.

The Regulations also require that an ordinary resolution approving the Directors’ Remuneration Report is put to the vote of the members of the Company at the Annual Meeting. The vote on the resolution is advisory only. No aspect of an individual Director’s entitlement to remuneration is conditional upon the resolutions being carried.

Vote Required

Adoption of Proposal Five requires the affirmative vote of a majority of the holders of Ordinary shares voting in person at the Annual Meeting or, if a poll is taken, the holders of a majority of the Ordinary shares voting in person or by proxy at the Annual Meeting.

Adoption of Proposal

The Board of Directors believes that adoption of the Proposal is in the best interests of the Company and its shareholders and, accordingly, recommends a vote “FOR” the proposal, to allow the Board of Directors to receive the Company’s annual accounts for the financial year ended December 31, 2002 together with the last Directors’ report and Auditors’ report on those accounts, and to approve the last Directors’ remuneration report.

PROPOSAL SIX

INDEPENDENT AUDITORS

The Board of Directors wishes to obtain from the shareholders their approval for the appointment of BDO Seidman, LLP, as the Company’s independent auditors with respect to its filings made with the Securities and Exchange Commission for the fiscal year 2003, and to authorize the Directors to fix their remuneration. The Board of Directors also wishes to obtain from the shareholders their approval for the appointment of BDO Stoy Hayward, BDO Seidman, LLP’s member firm in the United Kingdom, as the Company’s independent auditors with respect to statutory filings required in the United Kingdom for the fiscal year 2003, and to authorize the Directors to fix their remuneration. BDO Seidman, LLP and of BDO Stoy Hayward were first appointed as auditors by the Directors in November 1998. Representatives of BDO Seidman, LLP and of Stoy Hayward are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. If the appointment of BDO Seidman, LLP and BDO Stoy Hayward as the Company’s auditors is not approved by the shareholders, the adverse vote will be considered a direction to the Board of Directors to select other independent certified public accountants to serve as the Company’s auditors for the fiscal year 2003.

Fees Paid to Independent Auditors

Audit Fees

The aggregate audit fees billed for services rendered by BDO Seidman, LLP and BDO Stoy Hayward for the 2002 and 2001 fiscal years were $224,000 and $148,000, respectively.

Audit-Related Fees

Audit-Related Fees of $18,000 rendered by BDO Seidman, LLP and BDO Stoy Hayward, primarily related to a special royalty audit, were incurred in fiscal 2002. No such fees were incurred in fiscal 2001.

Tax Fees

Service rendered by BDO Seidman, LLP and BDO Stoy Hayward Tax related to tax compliance and tax planning totaled $186,000 and $101,000 in fiscal 2002 and 2001, respectively.

Other Fees

The Company did not incur any other professional fees during fiscal 2002 and 2001.

Vote Required

Adoption of Proposal Six requires the affirmative vote of a majority of the holders of Ordinary shares voting in person at the Annual Meeting or, if a poll is taken, the holders of a majority of the Ordinary shares voting in person or by proxy at the Annual Meeting.

Board of Directors Recommendation

The Board of Directors believes that adoption of the Proposal is in the best interests of the Company and its shareholders and, accordingly, recommends a vote “FOR” the ratification of the appointment of BDO Seidman, LLP and BDO Stoy Hayward as the Company’s auditors for the fiscal year 2002 and the authorization of the Directors to fix their remuneration.

PROPOSAL SEVEN

The Board of Directors is not aware of any other ordinary business matters that will be submitted for shareholders’ consideration at the Annual Meeting, but if any such matters are duly submitted the proxies will vote in their discretion on such matters unless the proxy is marked to “WITHHOLD” such authority.

PROPOSAL EIGHT

The Company’s shareholders approved the adoption of the No. 1 Plan at a Special Meeting of shareholders on December 20, 1985.

Summary Description of the No. 1 Plan

The essential features of the No. 1 Plan are outlined below. For your reference, the No. 1 Plan, including the proposed amendment, is attached hereto as Appendix A.

Purpose. The purpose of the No. 1 Plan is to provide our employees (including officers) with an opportunity to purchase our Ordinary shares. The Board of Directors believes that equity participation in the No. 1 Plan provides employees at all levels with a greater incentive to contribute to our success.

Administration. The No. 1 Plan is administered by the Board of Directors.

Eligibility and Participation. All twelve employees of the Company are eligible to participate in the No. 1 Plan. The Board of Directors may grant to any employee an option to purchase Ordinary shares upon the terms and conditions of the No. 1 Plan and upon other terms as determined by the Board of Directors. The consideration for the grant of an option shall be the employee’s payment to the Company of £1.

Exercise. The Board of Directors shall determine the exercise price of an option granted to an employee under the No. 1 Plan, provided that the exercise price shall be at least equal to the fair market value of an Ordinary share on the date of the grant of such option. The Board shall determine the form and manner in which options are to be exercised. Subject to certain conditions set forth in the No. 1 Plan, and except as otherwise determined by the Board, options granted under the No. 1 Plan vest at 25% per year, and expire on the seventh anniversary of the grant date. Except under prescribed circumstances or as otherwise determined by the Board, a participant may not exercise an option unless he or she is an employee at the time of exercise. See “—Death of a Participant” and “—Termination of Employment.”

Number of Shares. The No. 1 Plan authorizes a total of 6,000,000 shares of our Ordinary shares for issuance under the No. 1 Plan. The market value of our Ordinary shares as of July     , 2003, as represented by the market value of American Depositary Receipts traded on the Nasdaq stock market, was $         per share.

Death of a Participant. If any participant dies before exercising his or her option at a time when he or she is either an employee or is entitled to exercise such option as described below in “—Termination of Employment,” such option must be exercised, if at all, within 12 months after the participant’s death.

Termination of Employment. If a participant ceases to be an employee by reason of injury, disability, redundancy or retirement, any options granted to the participant must be exercised, if at all, within 12 months after the termination of employment. If a participant ceases to be an employee by any reason other than injury, disability, redundancy, retirement or death, any options granted to the participant shall immediately expire unless the Board of Directors, in its sole discretion, determines otherwise.

Changes in Capitalization. In the event of any change in the Company’s capitalization as a result of a rights issue, sub-division, consolidation, reduction or otherwise, the Board may in its discretion make adjustments to: (1) the number of shares eligible for issuance under the No. 1 Plan, (2) the number of Ordinary shares subject to an option, (3) the exercise price, and (4) where an option has been exercised but no shares have yet been issued pursuant to such exercise, the number of shares that may be issued and the exercise price for such shares. Adjustments made other than for a capitalization issue shall be subject to the written consent of the auditors. Upon making any adjustment, the Board must give written notice to any participant affected thereby.

Transferability. The options are not transferable other than in the case of a participant’s death, in which case a transfer may be effected in order to allow the options to be exercised as described in “—Death of a Participant.”

Amendment and Termination of the Plan. The Board of Directors may at any time amend or alter the No. 1 Plan or the terms of any option granted under the No. 1 Plan; provided, however, that alterations and amendments to certain provisions require the approval of the shareholders unless such alteration or amendment is necessary to comply with applicable law and does not affect the basic principles of the No. 1 Plan. The Board shall provide notice of any alteration or amendment to any participant affected thereby.

United States Federal Income Tax Consequences.

Incentive Stock Options. A participant who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the participant to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the participant recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (1) the fair market value of the shares at the date of the option exercise or (2) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the participant is also an officer, director or 10% stockholder of the Company.

Non-Statutory Stock Options. A participant does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the participant recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is generally entitled to a deduction in the same amount as the ordinary income recognized by the participant. Upon a disposition of such shares by the participant, any difference between the sale price and the participant’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Purchase Rights. For federal income tax purposes, if an individual is granted a stock purchase right, the recipient generally will recognize taxable ordinary income equal to the excess of the fair market value of the Ordinary shares over the purchase price, if any. However, to the extent the Ordinary shares are subject to certain types of restrictions, such as a repurchase right in favor of the Company, the taxable event will be delayed until the vesting restrictions lapse unless the recipient makes a valid election under Section 83(b) of the Code. If the recipient makes a valid election under Section 83(b) of the Code with respect to restricted stock, the recipient generally will recognize ordinary income at the date of acquisition of the restricted stock in an amount equal to the difference, if any, between the fair market value of the shares at that date over the purchase price for the restricted stock. If, however, a valid Section 83(b) election is not made by the recipient, the recipient will generally recognize ordinary income when the restrictions on the shares of restricted stock lapse, in an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price for the restricted stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, the Company will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the Ordinary shares, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such Ordinary shares, if any, plus any amount recognized as ordinary income upon acquisition (or the lapse of restrictions) of the Ordinary shares. Such gain or loss will be long-term or short-term depending on how long the Ordinary shares were held. Slightly different rules may apply to recipients who are officers, directors or 10% stockholders of the Company.

The foregoing is only a summary of the effect of United States federal income taxation upon participants and the Company with respect to the grant and exercise of awards under the No. 1 Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee may reside.

Proposed Amendment to the No. 1 Plan

The number of shares covered by options “granted” under the No. 1 Plan as approved by the shareholders at the Annual General Meeting of May 23, 1997 is 6,000,000. The Board of Directors, which is charged with administering the No. 1 Plan, has concluded that the purpose of this limit is to ensure that shareholders do not experience dilution as a result of the issuance of in excess of 6,000,000 shares as a result of grants of options under the No. 1 Plan. Consequently, when calculating the maximum number of new options that are permitted to be granted at any time, the Board of Directors has added the number of Ordinary shares issuable upon exercise of options currently outstanding under the No. 1 Plan to the number of Ordinary shares that were issued upon the exercise of options granted under the No. 1 Plan. Accordingly, in administering the No. 1 Plan, the Board of Directors has not counted, in determining the number of shares that may be covered by options newly granted under the No. 1 Plan, the number of shares that are covered by options which have lapsed or been cancelled. This method of determination is consistent with the purpose for which the limit was imposed and conforms to the typical means of setting limits on options in option schemes. The amendment to the No. 1 Plan is intended to confirm the Board’s interpretation of this method of determining the maximum number of options that can be granted, to be free of doubt. At present, options covering a total of 5,986,775 Ordinary shares have been granted under the No. 1 Plan, of which options covering a total of 1,906,900 Ordinary shares have been exercised, and options covering 4,079,875 Ordinary shares are still in existence but are unexercised. Accordingly, of the 6,000,000 shares authorized to be covered by options granted under the No. 1 Plan, there remain unissued some 4,093,100 shares. The Board of Directors believes that the number of Ordinary shares covered by options currently outstanding under the No. 1 Plan may have a depressing effect on the market price of the Company’s shares and that options currently outstanding at exercise prices significantly above the current market price of the Company’s shares may not serve the purposes of the No. 1 Plan as described below. If the Proposal is approved by the shareholders, the Board of Directors may seek to eliminate certain options currently outstanding under the No. 1 Plan by offering to the holders of outstanding options at exercise prices significantly above the current market price of the Company’s shares an opportunity to exchange such options for options covering a lesser number of shares at exercise prices at or closer to the current market price of the Company’s shares. No decision with respect to any such offer has currently been made by the Board of Directors.

The Board believes that the Proposal is in the best interest of the Company. The No. 1 Plan is an incentive compensation plan, under which all employees of the Company are eligible to participate. The Board believes that the No. 1 Plan is an integral part of the Company’s overall compensation plan, which allows the Company to compete successfully against other companies in attracting and retaining key employees, thereby facilitating the future potential growth of the Company. The Board of Directors also believes that the No. 1 Plan is an important contributor to the alignment of employee and stockholder interests. The proposal will clarify the method of determining the maximum number of shares that can be granted under the No. 1 Plan, and allow the Company to fully take advantage of the benefits of the No. 1 Plan.

New Plan Benefits

The following table sets forth certain information with respect to options which the Company presently intends to issue to the persons named therein pursuant to contractual obligations with such persons. See “Executive Compensation—Employment Agreements.”

Name and Position (1)	Dollar Value ($) (2)	Number of Units
Andreas Tobler, Director, Chief Operating Officer and Managing Director, Europe	—	200,000
Wade Nichols, Executive Vice President, Corporate Development, and General Counsel	—	150,000
Bradley D. Holsworth, Chief Financial Officer	—	175,000
All Executive Officers as a group (5 persons)	—	525,000

(1)	All of our current full-time employees are eligible to participate in the No. 1 Plan.
(2)	The exercise price of the options issued to Messrs. Tobler, Nichols and Holsworth will be determined by reference to the fair market value on the date of issuance.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(a) (1)	Weighted- average exercise price of outstanding options, warrants and rights(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Equity compensation plans approved by security holders	6,451,875	$1.42	1,179,260
Equity compensation plans not approved by security holders	260,000	1.50	—

Total	6,711,875	$1.42	1,179,260

(1)	Options entitle the grantee to purchase Ordinary shares of the Company. There is no public trading market for our Ordinary shares, although there is a trading market for Ordinary shares represented by American Depositary Shares. Any subsequent conversion from Ordinary shares into American Depositary Shares, evidenced by American Depositary Receipts, entails the grantee paying UK Inland Stamp Duty Reserve Tax at 1.5% on the deemed market value or, in certain cases, on the exercise price, of the shares so converted, and a present fee of either $0.03 or $0.02 per Ordinary share converted into an American Depositary Share, to The Bank of New York, the US Depositary for such conversion. Each American Depositary Share is equivalent to one Ordinary share.

Vote Required

To comply with the rules of the No. 1 Plan, adoption of Proposal Eight requires the affirmative vote of a majority of the holders of Ordinary shares voting in person at the Annual Meeting or, if a poll is taken, the holders of a majority of the Ordinary shares voting in person or by proxy at the Annual Meeting.

Adoption of Proposal

The Board of Directors believes that adoption of the Proposal is in the best interests of the Company and its shareholders and, accordingly, recommends a vote “FOR” amending Clause 3 of the No. 1 Plan as set forth in the Proposal.

PROPOSAL NINE

The Company’s shareholders approved the adoption of the No. 2 Plan at an Annual General Meeting of shareholders on May 21, 1987.

Summary Description of the No. 2 Plan

The essential features of the No. 2 Plan are outlined below. For your reference, the No. 2 Plan, including the proposed amendment, is attached hereto as Appendix B.

Purpose. The purpose of the No. 2 Plan is to provide our non-executive Directors and consultants (each such non-executive director or consultant being referred to herein as a “participant”) with an opportunity to purchase our Ordinary shares. The Board of Directors believes that equity participation in the No. 2 Plan provides individuals at all levels with a greater incentive to contribute to our success.

Administration. The No. 2 Plan is administered by the Board of Directors.

Eligibility and Participation. All five non-executive Directors and consultants of the Company are eligible to participate in the No. 2 Plan. The Board of Directors may grant to any participant an option to purchase Ordinary shares upon the terms and conditions of the No. 2 Plan and upon other terms as determined by the Board of Directors. The consideration for the grant of an option shall be services rendered to or for the Company by or on behalf of the participant.

Exercise. The Board of Directors shall determine the exercise price of an option granted to a participant under the No. 2 Plan, provided that the exercise price shall be at least equal to the fair market value of an Ordinary share on the date of the grant of such option. The Board shall determine the form and manner in which options are to be exercised. Options granted under the No. 2 Plan expire on the seventh anniversary of the grant date, and, except as otherwise determined by the Board, may not be exercised prior to the first anniversary of the grant date. Except under prescribed circumstances or as otherwise determined by the Board, a participant may not exercise an option unless he or she is a non-executive director or consultant at the time of exercise. See “—Death of a Participant” and “—Termination of Employment.”

Number of Shares. The No. 2 Plan authorizes a total of 4,000,000 shares of our Ordinary shares for issuance under the No. 2 Plan. The market value of our Ordinary shares as of July     , 2003, as represented by the market value of American Depositary Receipts traded on the Nasdaq stock market, was $        per share.

Death of a Participant. If any participant dies before exercising his or her option at a time when he or she is either a non-executive director or consultant, or is entitled to exercise such option as described below in “—Termination of Employment,” such option must be exercised, if at all, within 12 months after the participant’s death.

Termination of Employment. If a participant ceases to be a non-executive director or consultant by reason of injury, disability, redundancy or retirement, any options granted to the participant must be exercised, if at all, within 12 months after the termination of employment. If a participant ceases to be a non-executive director or consultant by any reason other than injury, disability, redundancy, retirement or death, any options granted to the participant shall immediately expire unless the Board of Directors, in its sole discretion, determines otherwise.

Changes in Capitalization. In the event of any change in the Company’s capitalization as a result of a rights issue, sub-division, consolidation, reduction or otherwise, the Board may in its discretion make adjustments to: (1) the number of shares eligible for issuance under the No. 2 Plan, (2) the number of Ordinary shares subject to an option, (3) the exercise price, and (4) where an option has been exercised but no shares have yet been issued pursuant to such exercise, the number of shares that may be issued and the exercise price for such shares.

Adjustments made other than for a capitalization issue shall be subject to the written consent of the auditors. Upon making any adjustment, the Board must give written notice to any participant affected thereby.

Transferability. The options are not transferable other than in the case of a participant’s death, in which case a transfer may be effected in order to allow the options to be exercised as described in “—Death of a Participant.”

Amendment and Termination of the Plan. The Board of Directors may at any time amend or alter the No. 2 Plan or the terms of any option granted under the No. 2 Plan; provided, however, that alterations and amendments to certain provisions require the approval of the shareholders unless such alteration or amendment is necessary to comply with applicable law and does not affect the basic principles of the No. 2 Plan. The Board shall provide notice of any alteration or amendment to any participant affected thereby.

United States Federal Income Tax Consequences.

Incentive Stock Options. A participant who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the participant to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the participant recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (1) the fair market value of the shares at the date of the option exercise or (2) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the participant is also an officer, director or 10% stockholder of the Company.

Non-Statutory Stock Options. A participant does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the participant recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is generally entitled to a deduction in the same amount as the ordinary income recognized by the participant. Upon a disposition of such shares by the participant, any difference between the sale price and the participant’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Purchase Rights. For federal income tax purposes, if an individual is granted a stock purchase right, the recipient generally will recognize taxable ordinary income equal to the excess of the fair market value of the Ordinary shares over the purchase price, if any. However, to the extent the Ordinary shares are subject to certain types of restrictions, such as a repurchase right in favor of the Company, the taxable event will be delayed until the vesting restrictions lapse unless the recipient makes a valid election under Section 83(b) of the Code. If the recipient makes a valid election under Section 83(b) of the Code with respect to restricted stock, the recipient generally will recognize ordinary income at the date of acquisition of the restricted stock in an amount equal to the difference, if any, between the fair market value of the shares at that date over the purchase price for the restricted stock. If, however, a valid Section 83(b) election is not made by the recipient, the recipient will generally recognize ordinary income when the restrictions on the shares of restricted stock lapse, in an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price for the restricted stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, the Company will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the Ordinary shares, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such Ordinary shares, if any, plus any amount recognized as ordinary income upon acquisition (or the lapse of restrictions) of the Ordinary shares. Such gain or loss will be long-term or short-term depending on how long the Ordinary shares were held. Slightly different rules may apply to recipients who are officers, directors or 10% stockholders of the Company.

The foregoing is only a summary of the effect of United States federal income taxation upon participants and the Company with respect to the grant and exercise of awards under the No. 2 Plan. It does not purport to be complete, and does not discuss the tax consequences of the non-employee director’s or consultant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the non-employee director or consultant may reside.

Proposed Amendment to the No. 2 Plan

The number of shares covered by options “granted” under the No. 2 Plan as approved by the shareholders at the Annual General Meeting of May 23, 1997 is 4,000,000. The Board of Directors, which is charged with administering the No. 2 Plan, has concluded that the purpose of this limit is to ensure that shareholders do not experience dilution as a result of the issuance of in excess of 4,000,000 shares as a result of grants of options under the No. 2 Plan. Consequently, when calculating the maximum number of new options that are permitted to be granted at any time, the Board of Directors has added the number of Ordinary shares issuable upon exercise of options currently outstanding under the No. 2 Plan to the number of Ordinary shares that were issued upon the exercise of options granted under the No. 2 Plan. Accordingly, in administering the No. 2 Plan, the Board of Directors has not counted, in determining the number of shares that may be covered by options newly granted under the No. 2 Plan, the number of shares that are covered by options which have lapsed or been cancelled. This method of determination is consistent with the purpose for which the limit was imposed and conforms to the typical means of setting limits on options in option schemes. The amendment to the No. 2 Plan is intended to confirm the Board’s interpretation of this method of determining the maximum number of options that can be granted, to be free of doubt. At present, options covering a total of 2,833,975 Ordinary shares have been granted under the No. 2 Plan, of which options covering a total of 461,975 Ordinary shares have been exercised, and options covering 2,372,000 Ordinary shares are still in existence but are unexercised. Accordingly, of the 4,000,000 shares authorized to be covered by options granted under the No. 2 Plan, there remain unissued some 3,538,025 shares. The Board of Directors believes that the number of Ordinary shares covered by options currently outstanding under the No. 2 Plan may have a depressing effect on the market price of the Company’s shares and that options currently outstanding at exercise prices significantly above the current market price of the Company’s shares may not serve the purposes of the No. 2 Plan as described below. If the Proposal is approved by the shareholders, the Board of Directors may seek to eliminate certain options currently outstanding under the No. 2 Plan by offering to the holders of outstanding options at exercise prices significantly above the current market price of the Company’s shares an opportunity to exchange such options for options covering a lesser number of shares at exercise prices at or closer to the current market price of the Company’s shares. No decision with respect to any such offer has currently been made by the Board of Directors.

The Board believes that the Proposal is in the best interest of the Company. The No. 2 Plan is an incentive compensation plan, under which all non-employee directors and consultants of the Company are eligible to participate. The Board believes that the No. 2 Plan is an integral part of the Company’s overall compensation plan, which allows the Company to compete successfully against other companies in attracting and retaining non-employee directors and consultants, thereby facilitating the future potential growth of the Company. The Board of Directors also believes that the No. 2 Plan is an important contributor to the alignment of non-employee directors’ and consultants’ interests with stockholder interests. The proposal will clarify the method of determining the maximum number of shares that can be granted under the No. 2 Plan, and allow the Company to fully take advantage of the benefits of the No. 2 Plan.

Vote Required

To comply with the rules of the No. 2 Plan, adoption of Proposal Nine requires the affirmative vote of a majority of the holders of Ordinary shares voting in person at the Annual Meeting or, if a poll is taken, the holders of a majority of the Ordinary shares voting in person or by proxy at the Annual Meeting.

Adoption of Proposal

The Board of Directors believes that adoption of the Proposal is in the best interests of the Company and its shareholders and, accordingly, recommends a vote “FOR” amending Clause 3 of the No. 2 Plan as set forth in the Proposal.

PROPOSAL TEN

The Company wishes for confirmation from the shareholders that all grants of options previously made under the No. 1 Plan and the No. 2 Plan (the “Plans”) are deemed to have been made in accordance with the rules of the Plans as amended in accordance with Proposal Eight and Proposal Nine respectively. Such confirmation will ensure that options currently in existence and those to be granted in the future are all governed by the rules as amended.

Vote Required

Adoption of Proposal Ten requires the affirmative vote of a majority of the holders of Ordinary shares voting in person at the Annual Meeting or, if a poll is taken, the holders of a majority of the Ordinary shares voting in person or by proxy at the Annual Meeting.

Adoption of Proposal

The Board of Directors believes that adoption of the Proposal is in the best interests of the Company and its shareholders and, accordingly, recommends a vote “FOR” ratifying the grants of options that have been made in accordance with the interpretation of Clause 3 of the No. 1 Plan and No. 2 Plan set forth in Proposal Eight and Proposal Nine respectively.

PROPOSAL ELEVEN

The Company wishes to obtain from the shareholders their approval to alter the Articles of Association, so as to increase the fees payable to non-executive Directors from an aggregate sum of £25,000 per annum payable to all non-executive Directors in the aggregate to a sum of £10,000 per annum in respect of each non-executive Director. The Company currently has five non-executive Directors. The current limitation, which equates to £5,000 per non-executive Director, was adopted upon formation of the Company, at a time when the Company had few non-executive Directors, and has never been adjusted to reflect inflation or changes in non-executive Director compensation generally. The Board believes that it is important to the Company’s success to be in a position to retain its existing non-executive Directors and to attract additional non-executive directors to promote the Company’s business, that any limit on the amount of compensation that the Company may pay to a non-executive Director ought to be on an individual, rather than an aggregate, basis, and that the proposed individual limit is consistent with the non-executive compensation practices of other companies with which the Company must compete for non-executive directors. The Board further believes that compensating its non-executive directors is necessary to continue to ensure that the Company can attract and retain non-executive directors of sufficient quality and qualification to enable the Company to be well managed and receive the appropriate level of independent advice and supervision provided by the role of non-executive directors.

Vote Required

Adoption of Proposal Ten requires the affirmative vote of three-quarters of the holders of Ordinary shares voting in person at the Annual Meeting or, if a poll is taken, the holders of at least three-quarters of the Ordinary shares voting in person or by proxy at the Annual Meeting.

Adoption of Proposal

The Board of Directors believes that adoption of the Proposal is in the best interests of the Company and its shareholders and, accordingly, recommends a vote “FOR” altering the Articles of Association to increase the fees payable to non-executive directors as set forth in the Proposal.

PERFORMANCE GRAPH

The following graph reflects a comparison of the total cumulative return of the Company’s Ordinary shares in ADR format with the cumulative total return of the Nasdaq Health Services Stocks index and the Nasdaq (US and Foreign Companies) Stock Market index from December 31, 1997 through December 31, 2002. The comparisons in the table are required by the Securities Exchange Commission and are not intended to represent a forecast or to provide any opinion regarding the possible future performance of the Company’s shares.

Return Performance for Years Ended December 31, 1997 to December 31, 2002

Inclusive

(Base Year December 31, 1996)

Annual Report on Form 10-K

Shareholders may obtain copies of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission without charge by writing to the Company at the above mailing address directed to the attention of the Secretary, or to the Company at 620 Airpark Road, Napa, California 94558, USA.

By Order of the Board of Directors

STEWART SLADE

Stewart Slade

Secretary

July     , 2003

APPENDIX A

SENETEK

NO. 1  EXECUTIVE SHARE OPTION

SCHEME

FOR EMPLOYEES

RULES

(These Rules were amended by resolutions passed by the members at AGMs of the Company  held in 1997 and 2000. Each amendment is deemed to take effect from the date on which the resolution  in respect of such amendment was passed).

THE SENETEK NO. 1  EXECUTIVE SHARE OPTION SCHEME

1.	Definitions and Interpretation

(1)	In this Scheme, unless the context otherwise requires:

(a)	“Board” means the Board of Directors of the Company or a committee appointed by such Board of Directors;

(b)	“Company” means Senetek PLC (registered in England No. 1759068);

(c)	“Employee” means an employee of the Company or a Subsidiary;

(d)	“Grant Date” in relation to an option means the date on which the option was granted;

(e)	“Participant” means a person who holds an option granted under the scheme;

(f)	“Scheme” means the Senetek No. 1 Executive Share Option Scheme as herein set out but subject to any alterations or additions made under Clause 9 below;

(g)	“Share” means an ordinary share in the capital of the Company;

(h)	“Subsidiary” means a body corporate which is a subsidiary of the Company within the meaning of section 736 of the Companies Act 1985.

(2)	Any reference in the Scheme to any enactment includes a reference to that enactment as from time to time modified, extended or re-enacted.

2.	Grant of Options

(1)	Subject to sub-clauses (4) and (5) below and to Clause 3 below, the Board may grant to any Employee (in such form and manner as the Board may from time to time prescribe) an option to subscribe for Shares upon the terms set out in the Scheme and upon other terms as the Board may specify.

(2)	The consideration for the grant of any option under the Scheme, is the payment by the Employee to the Company of the sum of £1.

(3)	Subject to Clauses 6 and 7 below, the price at which any Share may be subscribed by the exercise of an option granted to any person under the Scheme shall be determined by the Board before the grant thereof, provided that:

(a)	the price shall not be less than the market value (within the meaning of part VIII of the Capital Gains Tax Act 1979) of a Share on the Grant Date[1]; and

(b)	the price shall not be less than the nominal value of a Share.

(4)	The grant of any option under the Scheme shall be subject to obtaining any approval or consent required under any securities or exchange control laws, or any regulations or enactment which may have application to the Company, and Subsidiary, or any Employee in relation to the option.

(5)	No option shall be granted under the Scheme in breach of the current provisions of the Model Rules set out in the Model Code for Securities Transactions by Directors of Listed Companies issued by The Stock Exchange in November 1984.

(6)	Subject to Clause 4(3) below, an option granted under the Scheme to any person shall not be capable of being transferred by him and shall lapse forthwith if it is so transferred or if he is adjudicated bankrupt.

[1]	Amended by a resolution of the members passed at the AGM of the Company held on 15th November 2000.

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(7)	The grant of any option under the Scheme must be made on or before 1st December 2005.[2]

3.	Limits

(1)	Subject to Clause 6 below, the number of shares in respect of which options may be granted on any given day, when added to the number of shares in respect of which options have been previously granted (and if not exercised, have not then ceased to be capable of exercise), shall not exceed 6,000,000.

4.	Exercise of Options

(1)	The exercise of any option granted under the Scheme shall be effected in such form and manner as the Board may from time to time prescribe.

(2)	Subject to sub-clause (3) and (4) below and to Clause 5 below:

(a)	An option granted under the Scheme may not be exercised before the first anniversary of the Grant Date unless the Board otherwise permits;

(b)	The number of Shares in respect of which the option may be exercised at any time shall not (unless the Board shall otherwise permit) when added to the number of Shares in respect of which the option has previously been exercised:

(i)	where the option is exercised prior to the second anniversary of the Grant Date, exceed 25% of the number of Shares originally subject to the option, or

(ii)	where the option is exercised prior to the third anniversary of the Grant Date, exceed 50% of the number of Shares originally subject to the option, or

(iii)	where the option is exercised prior to the fourth anniversary of the Grant Date, exceed 75% of the number of Shares originally subject to the option

Provided that where any adjustment has been made under Clause 6(2) below to the number of Shares subject to the option or to the number of Shares which may be allotted pursuant to the exercise therefor, a corresponding adjustment shall be assumed for this purpose to have been made to the number of Shares originally subject to the option and to the number of Shares in respect of which the option has previously been exercised.

(3)	If any Participant dies before exercising an option granted to him under the Scheme and at a time when he is either an Employee or entitled to exercise the option by virtue of sub-clause (4) below, the option may (and must, if at all) be exercised within 12 months after the date of his death.

(4)	If any Participant ceases to be an Employee (otherwise than by reason of his death) the following provisions apply in relation to any option granted to him under the Scheme:

(a)	if he so ceases by reason of injury, disability, redundancy (within the meaning of the Employment Protection (Consolidation) Act 1978) or retirement on reaching pensionable age (within the meaning of Schedule 20 of the Social Security Act 1975) or any other age at which he is bound to retire in accordance with the terms of his contract of employment, the option may (and subject to sub-clause (3) above must, if at all) be exercised within the period which shall expire 12 months after his so ceasing;

(b)	if he so ceases for any other reason, the option may not be exercised at all unless the Board shall so permit, in which event it may (and subject to sub-clause (3) above must, if at all) be exercised to the extent permitted and subject to any conditions imposed by the Board within the period which shall expire 12 months after his so ceasing;

[2]	Amended by a resolution of the members passed at the AGM of the Company held on 16th May 1997.

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and if the Board is satisfied that the Participant is about to cease to be an Employee as mentioned in paragraph (a) or (b) above on any date, the option may to the extent permitted by the Board be exercised within the period of 28 days immediately preceding that day.

(5)	A Participant shall not be treated for the purpose of sub-clause (4) above as ceasing to be an Employee until he ceases to be an employee of the Company and any Subsidiary, and a Participant (being a woman) who ceases to be an Employee by reason of pregnancy or confinement and who exercises her right to return to work under section 45 of the Employment Protection (Consolidation) Act 1978 before exercising an option under the Scheme shall be treated for those purposes as not having ceased to be an Employee.

(6)	Notwithstanding any other provision of the Scheme, an option granted under the Scheme may not be exercised on or after the expiration of the period of 7 years beginning with the Grant Date.

(7)	A Participant shall not be eligible to exercise an option under the Scheme at any time unless, subject to sub-clauses (3) and (4) above, he is at that time an Employee.

(8)	Subject to sub-clause (9) below, within 30 days after an option under the Scheme has been exercised, the Board on behalf of the Company shall allot to the Participant the number of Shares in respect of which the option has been exercised.

(9)	The allotment of any shares under the Scheme shall be subject to obtaining any such approval or consent as is mentioned in Clause 2(4) above.

(10)	All Shares allotted under the Scheme shall rank pari passu in all respects with the Shares for the time being in issue save as regards any rights attaching to such Shares by reference to a record date prior to the date of the allotment.

(11)	Upon demand by the Company, a Participant shall deliver to the Board prior to the delivery of any Shares to be acquired under the Scheme a written representation that such Shares are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any Shares (and before the relevant option has ceased to be capable of being exercised) shall be a condition precedent to the rights of the Participant to receive Shares. The certificates for such Shares may bear an appropriate legend to ensure compliance with legal requirements.

5.	Takeover, Reconstruction and Winding-up

(1)	If any person obtains control of the Company (within the meaning of section 534 of the Income and Corporation Taxes Act 1970) as a result of making an offer to acquire Shares, the Board shall within 7 days of becoming aware thereof notify every Participant thereof and, subject to sub-clauses (3), (4) and (6) of Clause 4 above, an option granted under the Scheme may be exercised within one month (or such longer period as the Board may permit) of such notification.

(2)	For the purposes of sub-clause (1) above, a person shall be deemed to have obtained control of the Company if he and others acting in concert with him have together obtained control of it.

(3)

If any person becomes bound or entitled to acquire Shares under Section 428 or 429 of the Companies Act 1985, of if under Section 425 of that Act the Court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other Company or companies, or if the Company passes a resolution for voluntary winding up, or if an order is made for the compulsory winding up of the Company, the Board

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shall forthwith notify every Participant thereof and any option granted under the Scheme may, subject to sub-clauses (3), (4) and (6) of Clause 4 above, be exercised within one month of such notification, but to the extent that it is not exercised within that period shall (notwithstanding any other provision of the Scheme) lapse on the expiration thereof.

6.	Variation of Capital

(1)	In the event of any increase or variation of the share capital of the Company (whenever effected) by way of capitalisation or rights issue, or sub-division, consolidation or reduction or otherwise, the Board may make such adjustments as it considers appropriate under sub-clause (2) below.

(2)	An adjustment made under this sub-clause shall be to one or more of the following:

(a)	the number of Shares specified in Clause 3(1) above;

(b)	the number of Shares in respect of which any option granted under the Scheme may be exercised;

(c)	the subscription price payable for each Share under any such option;

(d)	where any such option has been exercised but no Shares have been allotted pursuant to such exercise, the number of Shares which may be so allotted and the subscription price payable for each such Share.

(3)	Except in the case of a capitalisation issue, no adjustment under sub-clause (2) above shall be made without the prior confirmation in writing by the auditors for the time being of the Company that it is in their opinion fair and reasonable.

(4)	An adjustment under sub-clause (2) above may have the effect of reducing the subscription price payable for each Share under an option less than the nominal value of such Share, but only if and to the extent that the Board shall be authorised by the members of the Company to capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of each Share in respect of which the option is exercised and which is to be allotted pursuant to such exercise exceeds the price at which the same may be subscribed for and to apply such sum in paying up such amount on such Share; and so that on exercise of any option in respect of which such a reduction shall have been made the Board shall capitalise such sum (if any) and apply the same in paying up such amount as aforesaid.

(5)	As soon as reasonably practicable after making any adjustment under sub-clause (2) above, the Board shall give notice in writing thereof to any Participant affected thereby.

7.	Employee Subject to USA Taxation

(1)	In connection with the grant of any option under the Scheme to an Employee who is, or is expected to become, subject to taxation in the United States of America:

(a)	an Incentive Stock Option means an option granted under the Scheme which qualifies as an Incentive Stock Option within the meaning of Section 422A of the United States Internal Revenue Code of 1954 (as amended) and regulations thereunder (the “Code”) and a Non-Qualifying Option shall mean an option granted under the Scheme which is not to be an Incentive Stock Option;

(b)	at or before the grant of an option to any such Employee, the Board may specify whether the option is to be an Incentive Stock Option or a Non-Qualifying Option provided that an Incentive Stock Option may only be granted to an Employee who is also an employee, within the meaning of Section 421, 422A and 3401(c) of the Code, of the Company or a Subsidiary of the Company within the meaning of Section 425(f) of the Code (“Subsidiary Corporation”);

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(c)	no person shall be granted an option which is to be an Incentive Stock Option which would, at the time it is granted, cause the aggregate fair market value for United States tax purposes of the Shares which he may acquire in pursuance of that Incentive Stock Option and any other Incentive Stock Option previously granted to that person in the same calendar year to exceed US$1,000,000 plus any unused limited carry over to such year as determined under Section 422A of the Code;

(d)	Incentive Stock Options may be exercised by a Participant only in the order in which they were granted and accordingly any Incentive Stock Option shall by its terms preclude its exercise while there is outstanding any other Incentive Stock Option which was granted to the same Participant before the granting of such option;

(e)	notwithstanding the provisions of Clause 2(3) above, the price at which any Shares may be acquired upon the exercise of any Incentive Stock Option granted under the Scheme shall not be less than the fair market value for United States tax purposes of that Share as at the Grant Date;

(f)	notwithstanding any other provision of the Scheme, in so far as it has not previously been exercised and has not lapsed pursuant to the Scheme an Incentive Stock Option shall lapse upon the earliest of the following:

(a)	the date six months after a Participant ceases to be an Employee by reason of sickness, injury or disability, if such sickness, injury or disability shall cause the option holder to be disabled within the meaning of Section 422A(c)(9) of the Code;

(b)	the date three months after a Participant ceases to be an Employee by reason of retirement or redundancy or by reason of sickness, injury or disability which does not cause the Participant to be disabled within the meaning of Section 422A(c)(9) of the Code;

(c)	the date on which the Subsidiary Corporation by which a Participant is employed ceases to be a member of the Group or the undertaking by which he is employed is transferred to a transferee who is not a member of the Group unless the Directors shall exercise their discretion under Clause 4(4)(b) above in which case an Incentive Stock Option shall lapse on the date three months after the Subsidiary Corporation or the date three months after the Subsidiary Corporation or undertaking employing the Participant ceases to be part of the Group;

(d)	the date on which a Participant ceases to be an Employee for any reason other than those set out in sub-paragraphs (a), (b) and (c) above;

(g)	no person shall be granted an option which is to be an Incentive Stock Option if he owns (either directly or indirectly within the meaning of Section 425(d) of the Code) stock possessing more than 10 per cent of the total combined voting power of all classes of stock of the employer corporation or its parent or subsidiary corporation within the meaning of Section 422 (A)(b)(6) of the Code, unless the option is granted at a price per Share of at least 110 per cent of the fair market value of the Shares subject to the option and such option by its terms is not exercisable after the expiration of 5 years from the Grant Date.

8.	Cash Equivalent

(1)	Where an option granted under the Scheme has been exercised by any person in respect of any number of Shares, and those Shares have not yet been allotted to him in accordance with Clause 4(8) above, the Board on behalf of the Company may determine that, in substitution for his right to acquire such number of those Shares as the Board may decide (but in full and final satisfaction of his said right), he shall be paid by way of additional emoluments a sum equal to the cash equivalent of that number of Shares.

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(2)	The cash equivalent of a Share is the amount by which the Board’s opinion of the market value of a Share on the day last preceding the date on which the option was exercised (or, if at the relevant time the Shares were listed in The Stock Exchange Daily Official List, the middle-market quotation of a Share, as derived from that List, on the dealing day last preceding that date) exceeds the price at which any Share may be acquired by the exercise of the option.

(3)	Subject to sub-clause (4) below, as soon as reasonably practicable after a determination has been made under sub-clause (1) above that a person shall be paid a sum in substitution for his right to acquire any number of Shares:

(a)	he shall be paid that sum in cash, and

(b)	if he has already paid the Company for those Shares, the Company shall return to him the amount so paid by him.

(4)	If the Board in its discretion so decides:

(c)	the whole or part of the sum payable under sub-clause (3)(a) above shall, instead of being paid to the person in question in cash, be applied on his behalf in subscribing for Shares at a price equal to the market value (or, as the case may be, the middle-market quotation) by reference to which the cash equivalent is calculated, or in purchasing Shares, or partly in one way and partly in the other, and

(d)	subject to Clause 4(9) above, the Company shall allot to him the Shares so subscribed for.

(5)	Where the person in question is or has been an employee of a Subsidiary but not of the Company, any payment under this Clause shall be made either by the Subsidiary or by the Company acting as agent for the Subsidiary, and in the latter case the Subsidiary shall forthwith reimburse the Company the amount of the payment.

(6)	There shall be made from any payment under this Clause such deductions (on account of tax or similar liabilities) as may be required by law or as the Board may reasonably consider to be necessary or desirable.

9.	Alterations

(1)	Subject to sub-clause (2) below, the Board may at any time alter or add to all or any of the provisions of the Scheme, or the terms of any option granted under it, in any respect.

(2)	Subject to sub-clause (3) below, no alteration or addition to the advantage of Participants shall be made under sub-clause (1) above to the provisions of Clause 1(1)(c), 2(2), 2(3), 2(6), 2(7), 4(2), 4(3), 4(4), 4(6) or 4(10) above, or of this Clause, without the prior approval by ordinary resolution of the members of the Company in general meeting and no alteration or addition to the advantage of the Participants shall be made under sub-clause (1) above to the provisions of Clauses 2(7) and 3 without the retrospective approval by ordinary resolution of the members of the Company in general meeting.[5]

[5]	Amended by a resolution of the members passed at the AGM of the Company held on 16th May 1997.

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(3)	Sub-clause (2) above shall not apply to any alteration or addition which:

(a)	is necessary or desirable in order to comply with or take account of the provisions of any proposed or existing legislation, or to take account of the occurrence of any of the events mentioned in Clause 5 above or to obtain or maintain favourable taxation treatment of the Company, any Subsidiary or any Participant, and

(b)	does not affect the basic principles of the Scheme.

(4)	As soon as reasonably practicable after making any alteration or addition under sub-clause (1) above, the Board shall give notice in writing thereof to any Participant affected thereby.

10.	Miscellaneous

(1)	The Company shall at all times keep available such number of authorised but unissued Shares as the Board may consider sufficient for the purposes of the Scheme.

(2)	The rights and obligations of any individual under the terms of his office or employment with the Company or a Subsidiary shall not be affected by his participation in the Scheme or any right which he may have to participate therein, and an individual who participates therein shall waive any and all rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever insofar as those rights arise or may arise from his ceasing to have rights under or be entitled to exercise any option under the Scheme as a result of such termination.

(3)	It is a condition that the right of exercise by a Participant, either by himself or by his personal representative, of any option granted under the Scheme shall be subject to the Board, at its entire discretion, being satisfied as to the efficiency and performance of the Participant as the employee of the Company. In the event that the Board elects to exercise its discretion hereunder it shall inform the Participant of the extent of such disallowance within 7 days of receiving notice of the exercise or deemed exercise of the option.

(4)	The Board may from time to time make and vary such rules and regulations not inconsistent herewith and establish such procedure for administration and implementation of the Scheme as it thinks fit, and in the event of any dispute or disagreement as to the interpretation of the Scheme, or of any such rule, regulation or procedure, or as to any question or right arising from or related to the Scheme, the decision of the Board shall be final and binding upon all persons.

(5)	The Company and any Subsidiary may provide money to the trustees of any trust or any other person to enable them or him to acquire Shares to be held for the purpose of the Scheme, or enter into any guarantee or indemnity for those purposes, to the extent permitted by section 153 of the Companies Act 1985.

(6)	In any matter in which they are required to act under the Scheme, the auditors of the Company shall be deemed to be acting as experts and not as arbitrators and the Arbitration Acts 1950 to 1979 shall not apply hereto.

(7)	Any notice or other communication under or in connection with the Scheme may be given by personal delivery or by sending the same by post, in the case of a company to its registered office, and in the case of an individual to his last known address or, where he is an employee of the Company or a Subsidiary, either to his last known address or to the address of the place of business at which he performs the whole or substantially the whole of the duties of his employment, and where a notice or other communication is given by first class post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped.

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APPENDIX B

SENETEK

NO. 2  EXECUTIVE SHARE OPTION

SCHEME

FOR NON EXECUTIVE DIRECTORS AND

CONSULTANTS

RULES

(These Rules were amended by resolutions passed by the members at AGMs of the Company  held in 1997 and 2000. Each amendment is deemed to take effect from the date on which the resolution  in respect of such amendment was passed).

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THE SENETEK NO. 2  EXECUTIVE SHARE OPTION SCHEME

1.	Definitions and Interpretation

(1)	In this Scheme, unless the context otherwise requires:

(a)	“Board” means the Board of Directors of the Company or a committee appointed by such Board of Directors;

(b)	“Company” means Senetek plc (registered in England No. 1759068);

(c)	“Executive” means a Director or Consultant of the Company or a Subsidiary;

(d)	“Grant Date” in relation to an option means the date on which the option was granted;

(e)	“Participant” means a person who holds an option granted under the Scheme;

(f)	“Scheme” means the Senetek No. 2 Executive Share Option Scheme as herein set out but subject to any alterations or additions made under Clause 9 below;

(g)	“Share” means an ordinary share in the capital of the Company;

(h)	“Subsidiary” means a body corporate which is subsidiary of the Company within the meaning of section 736 of the Companies Act 1985.

(2)	Any reference in the Scheme to any enactment includes a reference to that enactment as from time to time modified extended or re-enacted.

2.	Grant of Options

(1)	Subject to sub-clauses (4) and (5) below and to Clause 3 below, the Board may grant to any Executive (in such form and manner as the Board may from time to time prescribe) an option to subscribe for Shares upon the terms set out in the Scheme and upon other terms as the Board may specify.

(2)	There shall be no monetary consideration for the grant of any option under the Scheme, and accordingly any such option shall be granted under seal.

(3)	Subject to Clauses 6 and 7 below, the price at which any Share may be subscribed by the exercise of an option granted to any person under the Scheme shall be determined by the Board before the grant thereof, provided that:

(a)	the price shall not be less than the market value (within the meaning of part VIII of the Capital Gains Tax Act 1979) of a Share on the Grant Date[1]; and

(b)	the price shall not be less than the nominal value of a Share.

(4)	The grant of any option under the Scheme shall be subject to obtaining any approval or consent required under any securities or exchange control laws, or any regulations or enactment which may have application to the Company, any Subsidiary, or any Executive in relation to the option.

(5)	No option shall be granted under the Scheme in breach of the current provisions of the Model Rules set out in the Model Code for Securities Transactions by Directors of Listed Companies issued by The Stock Exchange in November 1984.

(6)	Subject to Clause 4(3) below, an option granted under the Scheme to any person shall not be capable of being transferred by him and shall lapse forthwith if it is so transferred or if he is adjudicated bankrupt.

[1]	Amended by a resolution of the members passed at the AGM of the Company held on 15th November 2000.

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(7)	The grant of any option under the Scheme must be made on or before 1st December 2005.[2]

3.	Limits

(1)	Subject to Clause 6 below, the number of shares in respect of which options may be granted on any given day, when added to the number of shares in respect of which options have been previously granted (and if not exercised, have not then ceased to be capable of exercise), shall not exceed 4,000,000.

4.	Exercise of Options

(1)	The exercise of any option granted under the Scheme shall be effected in such form and manner as the Board may from time to time prescribe.

(2)	Subject to sub-clauses (3) and (4) below and to Clause 5 below, an option granted under the Scheme may not be exercised before the first anniversary of the Grant Date.

(3)	If any participant dies before exercising an option granted to him under the Scheme and at a time when he is either an Executive or entitled to exercise the option by virtue of sub-clause (4) below, the options may (and must, if at all) be exercised within 12 months after the date of his death.

(4)	If any Participant ceases to be an Executive (otherwise than by reason of his death) the following provisions apply in relation to any option granted to him under the Scheme:

(a)	if he ceases by reason of injury, disability, redundancy (within the meaning of the Employment Protection (Consolidation) Act 1978) or retirement on reaching pensionable age (within the meaning of Schedule 20 of the Social Security Act 1975) or any other age at which he is bound to retire in accordance with the terms of his contract of employment or office, the option may (and subject to sub-clause (3) above must, if at all) be exercised within the period which shall expire 12 months after his so ceasing;

(b)	if he so ceases for any other reason, the option may not be exercised at all unless the Board shall so permit, in which event it may (and subject to sub-clause (3) above must, if at all) be exercised to the extent permitted and subject to any conditions imposed by the Board within the period which shall expire 12 months after his so ceasing;

and if the Board is satisfied that the Participant is about to cease to be an Executive as mentioned in paragraph (a) or (b) above on any date, the option may to the extent permitted by the Board be exercised within the period of 28 days immediately preceding that day.

(5)	A Participant shall not be treated for the purpose of sub-clause (4) above as ceasing to be an Executive until he ceases to be a Director or Consultant of the Company and any Subsidiary, and a Participant (being a woman) who ceases to be an Executive by reason of pregnancy or confinement and who exercises her right to return to work under section 45 of the Employment Protection (Consolidation) Act 1978 before exercising an option under the Scheme shall be treated for those purposes as not having ceased to be an Executive.

(6)	Notwithstanding any other provision of the Scheme, an option granted under the Scheme may not be exercised on or after the expiration of the period of 7 years beginning with the Grant Date.

(7)	A Participant shall not be eligible to exercise an option under the Scheme at any time unless, subject to sub-clauses (3) and (4) above, he is at that time an Executive.

[2]	Amended by a resolution of the members passed at the AGM of the Company held on 16th May 1997.

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(8)	Subject to sub-clause (9) below, within 30 days after an option under the Scheme has been exercised, the Board on behalf of the Company shall allot to the Participant the number of Shares in respect of which the option has been exercised.

(9)	The allotment of any shares under the Scheme shall be subject to obtaining any such approval or consent as is mentioned in Clause 2(4) above.

(10)	All Shares allotted under the Scheme shall rank pari passu in all respects with the Shares for the time being in issue save as regards any rights attaching to such Shares by reference to a record date prior to the date of the allotment.

(11)	Upon demand by the Company, a Participant shall deliver to the Board prior to the delivery of any Shares to be acquired under the Scheme a written representation that such Shares are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any Shares (and before the relevant option has ceased to be capable of being exercised) shall be a condition precedent to the rights of the Participant to receive Shares. The certificates for such Shares may bear an appropriate legend to ensure compliance with legal requirements.

5.	Takeover, Reconstruction and Winding-up

(1)	If any person obtains control of the Company (within the meaning of section 534 of the Income and Corporation Taxes Act 1970) as a result of making an offer to acquire Shares, the Board shall within 7 days of becoming aware thereof notify every Participant thereof and, subject to sub-clauses (3), (4) and (6) of Clause 4 above, an option granted under the Scheme may be exercised within one month (or such longer period as the Board may permit) of such notification.

(2)	For the purposes of sub-clause (1) above, a person shall be deemed to have obtained control of the Company if he and others acting in concert with him have together obtained control of it.

(3)	If any person becomes bound or entitled to acquire Shares under Section 428 or 429 of the Companies Act 1985, or if under Section 425 of that Act the Court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other Company or companies, or if the Company passes a resolution for voluntary winding up, or if an order is made for the compulsory winding up of the Company, the Board shall forthwith notify every Participant thereof and any option granted under the Scheme may, subject to sub-clauses (3), (4) and (6) of Clause 4 above, be exercised within one month of such notification, but to the extent that it is not exercised within that period shall (notwithstanding any other provision of the Scheme) lapse on the expiration thereof.

6.	Variation of Capital

(1)	In the event of any increase or variation of the share capital of the Company (whenever effected) by way of capitalisation or rights issue, or sub-division, consolidation or reduction or otherwise, the Board may make such adjustments as it considers appropriate under sub-clause (2) below.

(2)	An adjustment made under this sub-clause shall be to one or more of the following:

(a)	the number of Shares specified in Clause 3(1) above;

(b)	the number of Shares in respect of which any option granted under the Scheme may be exercised;

(c)	the subscription price payable for each Share under any such option;

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(d)	where any such option has been exercised but no Shares have been allotted pursuant to such exercise, the number of Shares which may be so allotted and the subscription price payable for each such Share.

(3)	Except in the case of a capitalisation issue, no adjustment under sub-clause (2) above shall be made without the prior confirmation in writing by the auditors for the time being of the Company that it is in their opinion fair and reasonable.

(4)	An adjustment under sub-clause (2) above may have the effect of reducing the subscription price payable for each Share under an option to less than the nominal value of such Share, but only if and to the extent that the Board shall be authorised by the members of the Company to capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of each Share in respect of which the option is exercised and which is to be allotted pursuant to such exercise exceeds the price at which the same may be subscribed for and to apply such sum in paying up such amount on such Share; and so that on exercise of any option in respect of which such a reduction shall have been made the Board shall capitalise such sum (if any) and apply the same in paying up such amount as aforesaid.

(5)	As soon as reasonably practicable after making any adjustment under sub-clause (2) above, the Board shall give notice in writing thereof to any Participant affected thereby.

7.	Executives subject to USA Taxation

(1)	In connection with the grant of any option under the Scheme to an Executive who is, or is expected to become, subject to taxation in the United States of America:

(a)	an Incentive Stock Option means an option granted under the Scheme which qualifies as an Incentive Stock Option within the meaning of Section 422A of the United States Internal Revenue Code of 1954 (as amended) and regulations thereunder (the “Code”) and a Non-Qualifying Option shall mean an option granted under the Scheme which is not to be an Incentive Stock Option;

(b)	at or before the grant of any option to any such Executive, the Board may specify whether the option is to be an Incentive Stock Option or a Non-Qualifying Option provided that an Incentive Stock Option may only be granted to an Executive who is also an employee within the meaning of Section 421, 422A and 3401(c) of the Code of the Company or a Subsidiary of the Company which is also a subsidiary corporation of the Company within the meaning of Section 425(f) of the Code (“Subsidiary Corporation”);

(c)	no person shall be granted an option which is to be an Incentive Stock Option which would, at the time it is granted, cause the aggregate fair market value for United States tax purposes of the Shares which he may acquire in pursuance of that Incentive Stock Option and any other Incentive Stock Option previously granted to that person in the same calendar year to exceed US$1,000,000 plus any unused limited carry over to such year as determined under Section 422A of the Code;

(d)	Incentive Stock Options may be exercised by a Participant only in the order in which they were granted and accordingly any Incentive Stock Option shall by its terms preclude its exercise while there is outstanding any other Incentive Stock Option which was granted to the same Participant before the granting of such option;

(e)	notwithstanding the provisions of Clause 2(3) above, the price at which any Shares may be acquired upon the exercise of any Incentive Stock Option granted under the Scheme shall not be less than the fair market value for United States tax purposes of that Share as at the Grant Date;

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(f)	notwithstanding any other provision of the Scheme, in so far as it has not previously been exercised and has not lapsed pursuant to the Scheme an Incentive Stock Option shall lapse upon the earliest of the following:

(a)	the date six months after a Participant ceases to be an Executive by reason of sickness, injury or disability, if such sickness, injury or disability shall cause the option holder to be disabled within the meaning of Section 422A(c)(9) of the Code;

(b)	the date three months after a Participant ceases to be an Executive by reason of retirement or redundancy or by reason of sickness, injury or disability which does not cause the Participant to be disabled within the meaning of Section 422A(c)(9) of the Code;

(c)	the date on which the Subsidiary Corporation by which a Participant is employed ceases to be a member of the Group or the undertaking by which he is employed is transferred to a transferee who is not a member of the Group unless the Directors shall exercise their discretion under Clause 4(4)(b) above in which case an Incentive Stock Option shall lapse on the date three months after the Subsidiary Corporation or the date three months after the Subsidiary Corporation or undertaking employing the Participant ceases to be part of the Group;

(d)	the date on which a Participant ceases to be an Executive for any reason other than those set out in sub-paragraphs (a), (b) and (c) above;

(g)	no person shall be granted an option which is to be an Incentive Stock Option if he owns (either directly or indirectly within the meaning of Section 425(d) of the Code) stock possessing more than 10 per cent of the total combined voting power of all classes of stock of the employer corporation or its parent or subsidiary corporation within the meaning of Section 422(A)(b)(6) of the Code, unless the option is granted at a price per Share of at least 110 per cent of the fair market value of the Shares subject to the option and such option by its terms is not exercisable after the expiration of 5 years from the Grant Date.

8.	Cash Equivalent

(1)	Where an option granted under the Scheme has been exercised by any person in respect of any number of Shares, and those Shares have not yet been allotted to him in accordance with Clause 4(8) above, the Board on behalf of the Company may determine that, in substitution for his right to acquire such number of those Shares as the Board may decide (but in full and final satisfaction of his said right), he shall be paid by way of additional emoluments a sum equal to the cash equivalent of that number of Shares.

(2)	The cash equivalent of a Share is the amount by which the Board’s opinion of the market value of a Share on the day last preceding the date on which the option was exercised (or, if at the relevant time the Shares were listed in The Stock Exchange Daily Official List, the middle-market quotation of a Share, as derived from that List, on the dealing day last preceding that date) exceeds the price at which any Share may be acquired by the exercise of the option.

(3)	Subject to sub-clause (4) below, as soon as reasonably practicable after a determination has been made under sub-clause (1) above that a person shall be paid a sum in substitution for his right to acquire any number of Shares:

(a)	he shall be paid that sum in cash, and

(b)	if he has already paid the Company for those Shares, the Company shall return to him the amount so paid by him.

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(4)	If the Board in its discretion so decides:

(a)	the whole or part of the sum payable under sub-clause (3)(a) above shall, instead of being paid to the person in question in cash, be applied on his behalf in subscribing for Shares at a price equal to the market value (or, as the case may be, the middle-market quotation) by reference to which the cash equivalent is calculated, or in purchasing Shares, or partly in one way and partly in the other, and

(b)	subject to Clause 4(9) above, the Company shall allot to him the Shares so subscribed for.

(5)	Where the person in question is or has been a Director or Consultant of a Subsidiary but not of the Company, any payment under this Clause shall be made either by the Subsidiary or by the Company acting as agent for the Subsidiary, and in the latter case the Subsidiary shall forthwith reimburse the Company the amount of the payment.

(6)	There shall be made from any payment under this Clause such deductions (on account of tax or similar liabilities) as may be required by law or as the Board may reasonably consider to be necessary or desirable.

9.	Alterations

(1)	Subject to sub-clause (2) below, the Board may at any time alter or add to all or any of the provisions of the Scheme, or the terms of any option granted under it, in any respect.

(2)	Subject to sub-clause (3) below, no alteration or addition to the advantage of Participants shall be made under sub-clause (1) above to the provisions of Clause 1(1)(c), 2(2), 2(3), 2(6), 2(7), 3, 4(2), 4(3), 4(4), 4(6) or 4(10) above, or of this Clause, without the prior approval by ordinary resolution of the members of the Company in general meeting.

(3)	Sub-clause (2) above shall not apply to any alteration or addition which:

(a)	is necessary or desirable in order to comply with or take account of the provisions of any proposed or existing legislation, or to take account of the occurrence of any of the events mentioned in Clause 5 above or to obtain or maintain favourable taxation treatment of the Company, any Subsidiary or any Participant, and

(b)	does not affect the basic principles of the Scheme.

(4)	As soon as reasonably practicable after making any alteration or addition under sub-clause (1) above, the Board shall give notice in writing thereof to any Participant affected thereby.

10.	Miscellaneous

(1)	The Company shall at all times keep available such number of authorised but unissued Shares as the Board may consider sufficient for the purposes of the Scheme.

(2)	The rights and obligations of any individual under the terms of his office or employment with the Company or a Subsidiary shall not be affected by his participation in the Scheme or any right which he may have to participate therein, and an individual who participates therein shall waive any and all rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever insofar as those rights arise or may arise from his ceasing to have rights under or be entitled to exercise any option under the Scheme as a result of such termination.

(3)

The Board may from time to time make and vary such rules and regulations not inconsistent herewith and establish such procedure for administration and implementation of the Scheme as it thinks fit, and in the event of any dispute or disagreement as to the interpretation of the Scheme, or of any such rule,

6

regulation or procedure, or as to any question or right arising from or related to the Scheme, the decision of the Board shall be final and binding upon all persons.

(4)	The Company and any Subsidiary may provide money to the trustees of any trust or any other person to enable them or him to acquire Shares to be held for the purpose of the Scheme, or enter into any guarantee or indemnity for those purposes, to the extent permitted by section 153 of the Companies Act 1985.

(5)	In any matter in which they are required to act under the Scheme, the auditors of the Company shall be deemed to be acting as experts and not as arbitrators and the Arbitration Acts 1950 to 1979 shall not apply hereto.

(6)	Any notice or other communication under or in connection with the Scheme may be given by personal delivery or by sending the same by post, in the case of the Company to its registered office, and in the case of an individual to his last known address, or where he is a Director or employee of the Company or a Subsidiary, either to his last know address or the address of the place of business at which he performs the whole or substantially the whole of the duties of his office or employment, and where a notice or other communication is given by first class post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped.

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SENETEK PLC

NOTICE OF ANNUAL MEETING

Instructions to The Bank of New York, as Depositary

(Must be received prior to the close of business on August 5, 2003)

The undersigned registered holder of American Depositary Receipts hereby requests and instructs The Bank of New York, as Depositary, to endeavor, in so far as practicable, to vote or cause to be voted the amount of shares or other Deposited Securities represented by such Receipt of Senetek PLC registered in the name of the undersigned on the books of the Depositary as of the close of business July 2, 2003, at the Annual Meeting of the Shareholders of Senetek PLC to be held at the San Francisco Downtown Marriott Hotel, 55 Fourth Street, San Francisco, California at 10:00 a.m. Pacific Daylight Time, on Tuesday, August 8, 2003 in respect of the resolutions specified on the reverse.

NOTE:

Please direct the Depositary how it is to vote by placing an X in the appropriate box opposite the resolution.

It is understood that, if this form is signed and returned but no instructions are indicated in the boxes, the Depositary will not vote the Shares represented by the Owner’s Receipts.

SENETEK PLC

P.O. BOX 11296

NEW YORK, N.Y. 10203-0296

To change your address, please mark this box.    ☐

To include any comments, please mark this box.    ☐

Please complete and date this proxy on the reverse side and

return it promptly in the accompanying envelope.

*    DETACH PROXY CARD HERE    *

-----------------------------------------------------------------------------------------------------------------------------------------------------------------

☐	Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope	☒	Votes must be indicated in Black or Blue ink.

ORDINARY BUSINESS

	For	Against	Abstain
1. To re-elect George Fellows as a Director.	☐	☐	☐

2. To re-elect Kevin J. McCarthy as a Director.	☐	☐	☐

3. To re-elect Uwe Thieme as a Director.	☐	☐	☐

4. To re-elect Anthony Williams as a Director.	☐	☐	☐

5.      To receive Senetek plc’s annual accounts for the financial year ended December 31, 2002 together with the last directors’ report and auditors’ report on those accounts, and to approve the last directors’ remuneration report.

	☐	☐	☐

6. To appoint Messrs. BDO Seidman, LLP and BDO Stoy Hayward as the Company’s independent auditors at a remuneration determined by the directors.	☐	☐	☐

7. To transact such other ordinary business of an Annual General Meeting as may properly be raised.	☐	☐	☐

SPECIAL BUSINESS

8.      Ordinary Resolution

THAT the rules of the “Senetek No. 1 Executive Share Option Scheme for Employees” be varied by deleting Clause 3 in its entirety and substituting it with the following:

“Subject to Clause 6 below, the number of shares in respect of which options may be granted on any given day, when added to the number of shares in respect of which options have been previously granted (and if not exercised, have not then ceased to be capable of exercise), shall not exceed 6,000,000.

	☐	☐	☐

9.      Ordinary Resolution

THAT the rules of the “Senetek No. 2 Executive Share Option Scheme for non Executive Directors and Consultants” be varied by deleting Clause 3 in its entirety and substituting it with the following:

“Subject to Clause 6 below, the number of shares in respect of which options may be granted on any given day, when added to the number of shares in respect of which options have been previously granted (and if not exercised, have not then ceased to be capable of exercise), shall not exceed 4,000,000.

	☐	☐	☐

10.    Ordinary Resolution

THAT all grants of options previously made under the No. 1 Plan and No. 2 Plan (the “Plans”) be deemed to have been made in accordance with the rules of such Plans as amended in accordance with the respective resolutions 8 and 9 above.

	☐	☐	☐

11.    Special Resolution

THAT the Articles of Association of Senetek plc, be amended by deleting the first sentence of Article 83 and substituting it with the following:

“Each Director shall be paid out of the funds of the Company by way of fees for his services a sum not exceeding pounds sterling 10,000 per annum.”

	☐	☐	☐

SCAN LINE

The Voting Instruction must be signed by the person in whose name the relevant Receipt is registered on the books of the Depositary. In the case of a Corporation, the Voting Instruction must be executed by a duly authorized Officer or Attorney.

Date	Share Owner sign here	Co-Owner sign here